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Exhibit 99.2

Q3 2023

Management Report

November 8, 2023

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Contents

■	Q3 2023 Results

–  Overview

–  Key Financial & Operating Metrics

–  Revenue by Geographic Area

■	Q3 2023 Non-GAAP Results

–  Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

–  Reconciliation of GAAP to Non-GAAP Spending by Function

■	Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Third Quarter 2023 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Third Quarter 2023 Results

Q3 2023 Key Metrics	financial results Summary
Revenue: $42.4M
GAAP Gross Margin: 66%

■    Q3 2023 Total revenues of $42.4M, up 2% over Q2 2023, and up 6% over Q3 2022.

■    Q3 2023 Analytics revenue of $39.5M, up 6% over Q2 2023, and up 20% over Q3 2022.

■    Q3 2023 Integrated yield ramp revenue of $2.9M, down 36% over Q2 2023, and down 59% over Q3 2022.

Non-GAAP Gross Margin: 70%
GAAP Diluted EPS: ($0.13)
Non-GAAP Diluted EPS: $0.20
Operating Cash Flow: $19.2M
Cash Used for Capital Expenditures: $2.9M

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Key Financial & Operating Metrics – Quarterly

(in thousands, except share data, which is in millions, and percentages)

	Q3’23	Q2’23	Q1’23	Q4’22	Q3’22
Revenues	$ 42,350	$ 41,601	$ 40,759	$ 40,523	$ 39,860
GAAP Gross Margin	66%	70%	71%	71%	69%
Non-GAAP Gross Margin	70%	74%	75%	74%	72%
Outstanding Debt	$ -	$ -	$ -	$ -	$ -
Operating Cash Flow	$ 19,186	($ 5,633)	($ 982)	$ 24,275	$ 1,403
Cash Used for Capital Expenditures (CAPEX)	$ 2,916	$ 3,099	$ 2,902	$ 1,725	$ 2,118
$ Shares Repurchased	$ 743	$ -	$ -	$ -	$ -
Weighted Average Common Shares Outstanding	38.2	37.9	37.7	37.4	37.2
Effective Tax Rate Expense (Benefit)	581%	(132)%	52%	55%	37%

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Key Financial & Operating Metrics – Year to Date

(in thousands, except share data, which is in millions, and percentages)

	Nine Months Ended September 30,
	2023	2022	2021
Revenues	$ 124,710	$ 108,026	$ 81,174
GAAP Gross Margin	69%	67%	60%
Non-GAAP Gross Margin	73%	70%	64%
Outstanding Debt	$ -	$ -	$ -
Operating Cash Flow	$ 12,571	$ 8,023	$ 3,827
Cash Used for CAPEX	$ 8,917	$ 6,705	$ 2,713
$ Shares Repurchased	$ 743	$ 22,471	$ 4,523
Weighted Average Common Shares Outstanding	37.9	37.3	37.1
Effective Tax Rate Expense	53%	548%	12%

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Revenue by Geographic Area – Quarterly

(Dollars in thousands)

	Q3’23	Q2’23	Q1’23	Q4’22	Q3’22
United States	$ 24,477	$ 22,339	$ 23,274	$ 20,756	$ 18,292
% of Total	58%	54%	57%	51%	46%
China	$ 7,549	$ 7,421	$ 6,956	$ 6,280	$ 9,555
% of Total	18%	18%	17%	16%	24%
Rest of the world	$ 10,324	$ 11,841	$ 10,529	$ 13,487	$ 12,013
% of Total	24%	28%	26%	33%	30%
Total revenues	$ 42,350	$ 41,601	$ 40,759	$ 40,523	$ 39,860

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Revenue by Geographic Area – Year to Date

(Dollars in thousands)

	Nine Months Ended September 30,
	2023	2022	2021
United States	$ 70,090	$ 52,869	$ 34,634
% of Total	56%	49%	43%
China	$ 21,927	$ 18,214	$ 10,065
% of Total	18%	17%	12%
Rest of the world	$ 32,693	$ 36,943	$ 36,475
% of Total	26%	34%	45%
Total revenues	$ 124,710	$ 108,026	$ 81,174

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit excludes stock-based compensation expense and the amortization of acquired technology. Non-GAAP net income excludes the effects of certain non-recurring items, expenses related to an arbitration proceeding for a disputed customer contract, acquisition-related costs, stock-based compensation expense, amortization of acquired technology and other acquired intangible assets, proceeds from sale of previously written-off property and equipment and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of expenses related to an arbitration proceeding for a disputed customer contract, and acquisition related costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company’s financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly	(in thousands, except for per share amounts)

	Q3’23	Q2’23	Q1’23	Q4’22	Q3’22

GAAP net income (loss)	($ 4,972)	$ 6,835	$ 355	$ 483	$ 1,385
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	5,999	4,678	4,884	5,088	5,136
Amortization of acquired technology	574	553	553	553	553
Amortization of other acquired intangible assets	328	326	325	325	318
Expenses of arbitration (1)	226	166	2,133	852	556
Acquisition-related costs (2)	33	176	—	—	—
Proceeds from sale of previously written-off property and equipment	(105)	—	—	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (3)	5,904	(5,238)	(980)	98	(373)
Non-GAAP net income	$ 7,987	$ 7,496	$ 7,270	$ 7,399	$ 7,575
GAAP net income (loss) per diluted share	($ 0.13)	$ 0.17	$ 0.01	$ 0.01	$ 0.04
Non-GAAP net income per diluted share	$ 0.20	$ 0.19	$ 0.19	$ 0.19	$ 0.20
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	38,187	39,076	38,859	38,276	38,054
Weighted average common shares used in Non-GAAP net income per diluted share calculation	38,992	39,076	38,859	38,276	38,054

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the three months ended September 30, 2023, and June 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.
(3)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Year to Date	(in thousands, except for per share amounts)

	Nine Months Ended September 30,
	2023	2022	2021
GAAP net income (loss)	$ 2,218	($ 3,912)	($ 14,488)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	15,561	14,561	9,474
Amortization of acquired technology	1,680	1,660	1,525
Amortization of other acquired intangible assets	979	945	942
Expenses of arbitration (1)	2,525	1,043	1,194
Acquisition-related costs (2)	209	—	—
Proceeds from sale of previously written-off property and equipment	(105)
Tax impact of valuation allowance for deferred tax assets and reconciling items (3)	(314)	1,228	1,552
Non-GAAP net income	$ 22,753	$ 15,525	$ 199
GAAP net income (loss) per diluted share	$ 0.06	($ 0.10)	($ 0.39)
Non-GAAP net income per diluted share	$ 0.58	$ 0.41	$ 0.01
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	38,977	37,285	37,067
Weighted average common shares used in Non-GAAP net income per diluted share calculation	38,977	38,082	37,723

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to the business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the nine months ended September 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.
(3)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

	(in thousands)
	Q3’23	Q2’23	Q1’23	Q4’22	Q3’22
Cost of Revenue - GAAP	$ 14,282	$ 12,369	$ 11,904	$ 11,791	$ 12,545
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,120)	(938)	(964)	(737)	(854)
Amortization of acquired technology	(574)	(553)	(553)	(553)	(553)
Cost of Revenue - Non-GAAP	$ 12,588	$ 10,878	$ 10,387	$ 10,501	$ 11,138

Research & Development - GAAP	$ 13,113	$ 12,264	$ 13,051	$ 14,360	$ 14,303
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(2,196)	(1,619)	(1,794)	(2,233)	(2,180)
Research & Development - Non-GAAP	$ 10,917	$ 10,645	$ 11,257	$ 12,127	$ 12,123

Selling, General, & Administrative - GAAP	$ 15,611	$ 14,766	$ 15,645	$ 12,724	$ 12,005
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(2,683)	(2,121)	(2,126)	(2,118)	(2,102)
Expenses of arbitration (1)	(226)	(166)	(2,133)	(852)	(556)
Acquisition-related costs (2)	(33)	(176)	—	—	—
Selling, General, & Administrative - Non-GAAP	$ 12,669	$ 12,303	$ 11,386	$ 9,754	$ 9,347

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the three months ended September 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date

	(in thousands)
	Nine Months Ended September 30,
	2023	2022	2021
Cost of Revenue - GAAP	$ 38,555	$ 36,116	$ 32,518
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(3,022)	(2,237)	(1,860)
Amortization of acquired technology	(1,680)	(1,660)	(1,525)
Cost of Revenue - Non-GAAP	$ 33,853	$ 32,219	$ 29,133

Research & Development - GAAP	$ 38,428	$ 41,766	$ 32,562
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(5,609)	(7,158)	(4,013)
Research & Development - Non-GAAP	$ 32,819	$ 34,608	$ 28,549

Selling, General, & Administrative - GAAP	$ 46,022	$ 32,614	$ 28,482
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(6,930)	(5,166)	(3,601)
Expenses of arbitration (1)	(2,525)	(1,043)	(1,194)
Acquisition-related costs (2)	(209)	—	—
Selling, General, & Administrative - Non-GAAP	$ 36,358	$ 26,405	$ 23,687

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the nine months ended September 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.

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